Putnam PanAgora ESG International Equity ETF

Summary prospectus

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FUND SYMBOL	Putnam PanAgora ESG International Equity ETF
PPIE

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Putnam PanAgora ESG International Equity ETF

Investment objective

Putnam PanAgora ESG International Equity ETF seeks long term capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Management fees	Distribution and service (12b-1) fees	Other expenses+	Total annual fund operating expenses
0.49%	0.00%	0.00%	0.49%
+	Other expenses are based on estimated amounts for the current fiscal year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

1 year	3 years
$50	$157

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s portfolio turnover rate will be available after the fund completes its first fiscal year.

Principal investment strategies

The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States with a focus on companies that the fund’s subadviser, PanAgora Asset Management, Inc. (“PanAgora”), believes offer

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attractive benchmark-relative returns and exhibit positive environmental, social and governance (“ESG”) metrics. In evaluating and selecting investments for the fund, PanAgora employs a proprietary framework using quantitative models that identify companies that offer above-market return potential based on their ESG metrics, together with other proprietary factors measuring a company’s financial and operational health, and then construct a portfolio that integrates return potential and ESG metrics.

PanAgora uses advanced statistical and machine learning techniques, together with third-party and proprietary data sources, in evaluating companies’ ESG metrics and return potential. Metrics designed to evaluate companies’ environmental practices may include third-party or proprietary data sources, including those regarding a company’s environmental footprint or its environmental efficiencies. Metrics designed to evaluate companies’ social practices may include third-party or proprietary data sources, including those regarding board diversity levels at a company. Metrics designed to evaluate companies’ governance practices may include third-party or proprietary data sources, including those regarding a company’s shareholder structure. Additionally, PanAgora’s quantitative model may also use third-party and/or proprietary data sources to identify companies exhibiting improved ESG profiles or those investing in ESG initiatives. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by the fund.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies that meet PanAgora’s ESG criteria. PanAgora will assign each company an ESG rating using proprietary ESG scores. In order to meet PanAgora’s ESG criteria, a company must have an ESG score above 0, reflecting more positive characteristics. A negative ESG score indicates a lower (or worse) rating. PanAgora assigns companies an ESG score that ranges from –2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. PanAgora may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet PanAgora’s ESG criteria.

The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The fund invests mainly in developed countries but may also invest in emerging markets.

PanAgora may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While PanAgora may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers, through its quantitative model and proprietary scoring system, and does not rely solely on third-party screens.

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From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors. The fund may also invest a significant portion of its assets in one or more related geographic regions, such as European and Asian countries.

Principal investment risks

  ESG investing risk. Investing with a focus on companies that meet PanAgora's ESG criteria may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. Conversely, investing in such companies may result the fund foregoing investment in securities that outperform the fund’s investments in certain environments. In evaluating an investment opportunity, PanAgora may make investment decisions without the availability of optimal ESG-related data (which may be even less available with securitized debt instruments) or based on information and data that is incomplete or inaccurate. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, particularly with respect to companies in emerging market countries, which may adversely impact the investment process. In addition, a company’s business practices, products or services may change over time. As a result of these possibilities, among others, the fund may temporarily hold securities that are inconsistent with the fund’s ESG investment criteria. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds, such as the fund, whose strategies include ESG criteria.
  Model Risk. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Additionally, market movements are likely to change the risk levels and risk allocations of the fund. Investments made based on quantitative models may perform differently from the market as a whole.
  Fluctuation of NAV and share price risk. Shares may trade at a larger premium or discount to NAV than shares of other ETFs. The NAV of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) NAV or the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.
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  Trading issues risk. The fund has no public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to NAV than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s NAV, the intraday value of the fund’s holdings and supply and demand for the fund’s shares. PanAgora cannot predict whether the fund’s shares will trade above, below or at their NAV or the intraday value of the fund’s holdings. During such periods, investors may incur significant losses if they sell shares.

The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ NAV may widen.

  Large shareholder risk. Certain accounts or affiliates of PanAgora, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets to the extent such transactions are executed directly with the fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs. To the extent these large shareholders transact in shares of the fund on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material effect (upward or downward), on the market price of the fund’s shares.
  Authorized participant concentration risk. Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/ or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.
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  Cash transactions risk. Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
  Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (“COVID-19”) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund.
  Common stock risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall or fail to rise as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.
  Foreign investment risk. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other
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restrictions, or high levels of inflation), and may be or become illiquid. There may be less publicly-available information, or less reliable publicly-available information, about foreign companies (including information related to companies’ ESG practices), particularly with respect to emerging market companies, than publicly-available information regarding U.S. companies. As a result, the fund’s ability to evaluate a foreign company, including with respect to its ESG or sustainability practices, may be more limited than its ability to evaluate a U.S. company.

  Small and midsize companies risk. Stocks of small and midsize companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.
  Industry or sector concentration risk. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.
  Geographic focus risk. From time to time, the fund may invest a significant portion of its assets in companies in one or more related geographic regions, industries or sectors, such as European and Asian countries, which would make the fund more vulnerable to adverse developments affecting those geographic regions, industries or sectors, including political, economic, or other developments adversely impacting ESG or sustainable investing.
  Management and operational risk. There is no guarantee that the investment techniques, analyses, or judgments that PanAgora applies in making investment decisions for the fund will produce the intended outcome or that the investments PanAgora selects for the fund will perform as well as other securities that were not selected for the fund. PanAgora, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund may not achieve its goal, and it is not intended to be a complete investment program.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to understand that you can lose money by investing in the fund.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

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Sub-advisor

PanAgora Asset Management, Inc.

Portfolio managers

George Mussalli
Chief Investment Officer & Head of Research, Equity, portfolio manager of the fund since 2023

Richard Tan
Managing Director, Equity, portfolio manager of the fund since 2023

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at putnam.com.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

The fund and its related companies may pay intermediaries, which may include banks, broker/dealers, or financial professionals, for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

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Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually, and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders, and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, or by calling 1-833-228-5577.

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